Financial Instruments	12 Months Ended
Dec. 31, 2015
Investments All Other Investments [Abstract]
Financial Instruments

Note 14: Financial Instruments

The Company may elect to measure financial instruments and certain other items at fair value. This fair value option would be applied on an instrument-by-instrument basis with changes in fair value reported in earnings. The election can be made at the acquisition of an eligible financial asset, financial liability, or firm commitment or, when certain specified reconsideration events occur. The fair value election may not be revoked once made. The Company did not elect the fair value measurement option for eligible items.

Fair-Value Hierarchy

The hierarchy of valuation techniques for financial instruments is based on whether the inputs to those valuation techniques are observable or unobservable. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s market assumptions. These two types of inputs have created the following fair-value hierarchy:

Level 1—Quoted prices for identical instruments in active markets.

Level 2—Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.

Level 3—Valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

This hierarchy requires the use of observable market data when available.

Determination of Fair Value

When available, the Company uses quoted market prices to determine fair value and classifies such items in Level 1. In some cases where a market price is not available, the Company will make use of observable market based inputs to calculate fair value, in which case the items are classified in Level 2.

If quoted or observable market prices are not available, fair value is based upon internally developed valuation techniques that use, where possible, current market-based or independently sourced market parameters such as interest rates, currency rates, or yield curves. Items valued using such internally generated valuation techniques are classified according to the lowest level input or value driver that is significant to the valuation. Thus, an item may be classified in Level 3 even though there may be some significant inputs that are readily observable.

The following section describes the valuation methodologies used by the Company to measure various financial instruments at fair value, including an indication of the level in the fair value hierarchy in which each instrument is generally classified. Where appropriate, the description includes details of the valuation models, and the key inputs to those models, as well as any significant assumptions.

Derivatives

CNH Industrial utilizes derivative instruments to mitigate its exposure to interest rate and foreign currency exposures. Derivatives used as hedges are effective at reducing the risk associated with the exposure being hedged and are designated as a hedge at the inception of the derivative contract. CNH Industrial does not hold or issue derivative or other financial instruments for speculative purposes. The credit and market risk for interest rate hedges is reduced through diversification among various counterparties, utilizing mandatory termination clauses and/or collateral support agreements. Derivative instruments are generally classified as Level 2 or 3 in the fair value hierarchy. The cash flows underlying all derivative contracts were recorded in operating activities in the consolidated statements of cash flows.

Foreign Exchange Contracts and Cross Currency Swaps

CNH Industrial has entered into foreign exchange forward contracts, swaps, and options in order to manage and preserve the economic value of cash flows in non-functional currencies. CNH Industrial conducts its business on a global basis in a wide variety of foreign currencies and hedges foreign currency exposures arising from various receivables, liabilities and expected inventory purchases and sales. Derivative instruments that are utilized to hedge the foreign currency risk associated with anticipated inventory purchases and sales in foreign currencies are designated as cash flow hedges. Gains and losses on these instruments are deferred in accumulated other comprehensive income (loss) and recognized in earnings when the related transaction occurs. Ineffectiveness related to these hedge relationships is recognized currently in the consolidated statements of operations in the line “Other, net” and was not significant for all periods presented. The maturity of these instruments does not exceed 17 months and the after-tax gains (losses) deferred in accumulated other comprehensive income (loss) that will be recognized in net sales and cost of goods sold over the next twelve months assuming foreign exchange rates remain unchanged is approximately $20 million. If a derivative instrument is terminated because the hedge relationship is no longer effective or because the hedged item is a forecasted transaction that is no longer determined to be probable, the cumulative amount recorded in accumulated other comprehensive income (loss) is recognized immediately in earnings. Such amounts were insignificant in all periods presented.

CNH Industrial also uses forwards and swaps to hedge certain assets and liabilities denominated in foreign currencies. Such derivatives are considered economic hedges and not designated as hedging instruments. The changes in the fair values of these instruments are recognized directly in income in “Other, net” and are expected to offset the foreign exchange gains or losses on the exposures being managed.

All of CNH Industrial’s foreign exchange derivatives are considered Level 2 as the fair value is calculated using market data input and can be compared to actively traded derivatives. The total notional amount of CNH Industrial’s foreign exchange derivatives was $7.3 billion and $8.6 billion at December 31, 2015 and 2014, respectively.

Additionally, CNH Industrial employs cross currency swaps to convert fixed-rate foreign currency denominated debt to floating rate debt denominated in the functional currency of the borrowing entity. Cross currency swaps combine the elements of a foreign exchange contract and an interest rate swap into a single financial instrument. These instruments are designated as cash flow hedges and thus accounted for similarly to the foreign exchange contracts and interest rate swaps disclosed in this footnote. The maturity of these instruments does not exceed 12 months and the after-tax gains (losses) deferred in accumulated other comprehensive income (loss) are insignificant. The total notional amount of CNH Industrial’s cross currency swaps was $165 million at December 31, 2015.

Interest Rate Derivatives

CNH Industrial has entered into interest rate derivatives (swaps and caps) in order to manage interest rate exposures arising in the normal course of business. Interest rate derivatives that have been designated in cash flow hedging relationships are being used by the Company to mitigate the risk of rising interest rates related to existing debt and anticipated issuance of fixed-rate debt in future periods. Gains and losses on these instruments, to the extent that the hedge relationship has been effective, are deferred in accumulated other comprehensive income (loss) and recognized in interest expense over the period in which CNH Industrial recognizes interest expense on the related debt. Any ineffectiveness is recorded in “Other, net” in the consolidated statements of operations and was insignificant for all periods presented. The maximum length of time over which CNH Industrial is hedging its interest rate exposure through the use of derivative instruments designated in cash flow hedge relationships is 48 months. The after-tax gains (losses) deferred in accumulated other comprehensive income (loss) that will be recognized in interest expense over the next twelve months is approximately $(2) million.

Interest rate derivatives that have been designated as fair value hedge relationships have been used by CNH Industrial to mitigate the risk of reductions in the fair value of existing fixed rate bonds and medium-term notes due to increases in LIBOR based interest rates. Gains and losses on these instruments are recorded in “Interest expense” in the period in which they occur and an offsetting gain or loss is also reflected in “Interest expense” based on changes in the fair value of the debt instrument being hedged due to changes in LIBOR based interest rates. Costs relating to the ineffectiveness of such transactions were insignificant in 2015, 2014 and 2013, respectively.

CNH Industrial also enters into offsetting interest rate derivatives with substantially similar terms that are not designated as hedging instruments to mitigate interest rate risk related to CNH Industrial’s committed asset-backed facilities. Unrealized and realized gains and losses resulting from fair value changes in these instruments are recognized directly in income. These facilities require CNH Industrial to enter into interest rate derivatives. To ensure that these transactions do not result in the Company being exposed to this risk, CNH Industrial enters into a compensating position. Net gains and losses on these instruments were insignificant for the years ending December 31, 2015, 2014, and 2013.

All of CNH Industrial’s interest rate derivatives outstanding as of December 31, 2015 and 2014 are considered Level 2. The fair market value of these derivatives is calculated using market data input and can be compared to actively traded derivatives. The total notional amount of CNH Industrial’s interest rate derivatives was approximately $4.6 billion and $5.6 billion at December 31, 2015 and 2014, respectively.

Financial Statement impact of CNH Industrial Derivatives

The fair values of CNH Industrial’s derivatives as of December 31, 2015 and 2014 in the consolidated balance sheets are recorded as follows:

	2015	2014
	(in millions)
Derivatives Designated as Hedging Instruments:
Assets:
Foreign exchange contracts:	$61	$75
Interest rate derivatives:	30	37
Cross currency swaps:	16	—
Total Assets	$107	$112
Liabilities
Foreign exchange contracts:	$(29)	$(178)
Interest rate derivatives:	(6)	(12)
Total Liabilities	$(35)	$(190)
Derivatives Not Designated as Hedging Instruments:
Assets:
Foreign exchange contracts:	$100	$86
Interest rate derivatives:	4	7
Total Assets	$104	$93
Liabilities
Foreign exchange contracts:	$(30)	$(37)
Interest rate derivatives:	(4)	(8)
Total Liabilities	$(34)	$(45)

Pre-tax gains (losses) on the consolidated statements of operations related to CNH Industrial’s derivatives for the year ended December 31, 2015, 2014 and 2013 are recorded in the following accounts:

	2015	2014	2013
	(in millions)
Fair Value Hedges
Interest rate derivatives—Interest expense	$9	$(8)	$(45)
Gains/(losses) on hedged items—Interest expense	(9)	8	45
Cash Flow Hedges
Recognized in accumulated other comprehensive income (effective portion):
Foreign exchange contracts—accumulated other comprehensive income	$(19)	$(251)	$208
Interest rate derivatives—accumulated other comprehensive income	(39)	1	(7)
Reclassified from accumulated other comprehensive income (effective portion):
Foreign exchange contracts—Net sales	$16	$14	$15
Foreign exchange contracts—Cost of goods sold	(211)	(7)	7
Foreign exchange contracts—Other, net	(10)	(30)	59
Interest rate derivatives—Interest expense	(7)	(12)	(14)
Not Designated as Hedges
Foreign exchange contracts—Other, net	$115	$(14)	$64

Items Measured at Fair Value on a Recurring Basis

The following tables present for each of the fair-value hierarchy levels the Company’s assets and liabilities that are measured at fair value on a recurring basis at December 31, 2015 and 2014:

	Level 1		Level 2		Total
	2015	2014	2015	2014	2015	2014
	(in millions)
Assets
Foreign exchange derivatives	$—	$—	$161	$161	$161	$161
Interest rate derivatives	—	—	34	44	34	44
Cross currency swaps	—	—	16	—	16	—
Available for sale securities	1	1	—	—	1	1
Total Assets	$1	$1	$211	$205	$212	$206
Liabilities
Foreign exchange derivatives	$—	$—	$(59)	$(215)	$(59)	$(215)
Interest rate derivatives	—	—	(10)	(20)	(10)	(20)
Total Liabilities	$—	$—	$(69)	$(235)	$(69)	$(235)

Fair Value of Other Financial Instruments

The carrying value of cash and cash equivalents, restricted cash, trade accounts receivable and accounts payable included in the consolidated balance sheets approximates their fair value.

Financial Instruments Not Carried at Fair Value

The estimated fair market values of financial instruments not carried at fair value in the consolidated balance sheets as of December 31, 2015 and 2014 are as follows:

	2015		2014
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
	(in millions)
Financing receivables	$19,001	$18,868	$21,472	$21,427
Debt	$26,388	$26,371	$29,594	$29,883

Financing Receivables

The fair value of financing receivables is based on the discounted values of their related cash flows at current market interest rates and they are classified as a Level 3 fair value measurement.

Debt

All debt is classified as a Level 2 fair value measurement, with the exception of the bonds issued by CNH Industrial Finance Europe S.A. which are classified as a Level 1 fair value measurement.